UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the SEC Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to 14a-12

PARK CITY GROUP, INC.
(Name of Registrant as Specified In Its Charter)
_________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[   ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:

[   ]       Fee paid previously with preliminary materials.
[   ]      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:
2.	Form, Schedule or Registration Statement No.:
3.	Filing Party:
4.	Date Filed:

PARK CITY GROUP, INC.
299 South Main Street, Suite 2370
Salt Lake City, Utah 84111
(435) 645-2000

March __, 2013
Dear Stockholders of Park City Group, Inc.:

    You are cordially invited to attend the 2013 Annual Meeting of Stockholders of Park City Group, Inc., which will be held at Park City Group’s corporate offices located at 299 South Main Street, Suite 2370, Salt Lake City Utah, on March 18, 2013 at 9:00 a.m., local time. Details of the business to be conducted at the 2013 Annual Meeting are given in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. In order for us to have an efficient Annual Meeting, please sign, date and return the enclosed proxy promptly in the accompanying reply envelope. If you are able to attend the Annual Meeting and wish to change your proxy vote, you may do so simply by voting in person at the Annual Meeting.

    Our Board of Directors has unanimously approved the proposals set forth in the Proxy Statement and we recommend that you vote in favor of each such proposal.

    We look forward to seeing you at the Annual Meeting.

Sincerely,

RANDALL K. FIELDS Chief Executive Officer

YOUR VOTE IS IMPORTANT

All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to complete, sign, date and return, in the enclosed postage paid envelope, the enclosed proxy card as soon as possible. Returning your proxy will help us assure that a quorum will be present at the Annual Meeting and avoid the additional expense of duplicate proxy solicitations. Any stockholder attending the Annual Meeting may vote in person, even if he or she has returned a proxy.

PARK CITY GROUP, INC.
299 South Main Street, Suite 2370
Salt Lake City, Utah 84111
(435) 645-2000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on March 18, 2013

Dear Stockholders of Park City Group, Inc.:

    We are pleased to invite you to attend the Annual Meeting of Stockholders of Park City Group, Inc., a Nevada corporation, which will be held at Park City Group’s corporate offices located at 299 South Main Street, Suite 2370, Salt Lake City Utah, 84111, on  March 18, 2013 at 9:00 a.m., local time, for the following purposes:

1.	the election of eight directors to our Board of Directors, each to serve until the next Annual Meeting of stockholders and until his respective successor is elected and qualified;

2.	approval of an amendment to and restatement of the Company’s 2011 Employee Stock Purchase Plan to increase the number of authorized shares to 200,000 and to make certain other changes; and

3.	approval of an amendment to and restatement of the Company’s 2011 Stock Incentive Plan to increase the number of authorized shares to 550,000 and to make certain other changes;

4.	approval of a proposal to authorize the issuance of shares of the Company’s common stock to certain eligible officers and directors of in a private placement transaction or transactions;

5.	to conduct an advisory vote to approve the compensation paid to our named executive officers;

6.	to conduct an advisory vote to indicate how frequently stockholders believe we should conduct an advisory vote on the compensation of our named executive officers; and

7.	ratifying the appointment of HJ & Associates, LLC as our independent auditors for the fiscal year ending June 30, 2013;

8.	such other matters as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

These matters are more fully discussed in the attached Proxy Statement.

    The close of business on February 1, 2013 (the “Record Date”), has been fixed as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. Only holders of record of Common Stock, Series A Convertible Preferred Stock and Series B Convertible Preferred Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any of our stockholders for purposes pertaining to the Annual Meeting at our corporate offices, 299 South Main Street, Suite 2370, Salt Lake City, Utah, 84111, during normal business hours for a period of ten days prior to the Annual Meeting, and at the time and place of the Annual Meeting.  We are providing a copy of our Annual Report on Form 10-K for the year ended June 30, 2012 with the accompanying Proxy Statement.

    Whether or not you expect to attend in person, we urge you to vote your shares as promptly as possible by signing and returning the enclosed proxy card in the postage-paid envelope provided, so that your shares may be represented and voted at the Annual Meeting. If your shares are held in the name of a bank, broker or other fiduciary, please follow the instructions on the voting instruction card furnished by the record holder.

    Park City Group’s Board of Directors unanimously recommends that you vote “FOR” the Annual Meeting Proposal Nos. 1, 2, 3, 4, 5 and 7, and vote “THREE YEARS” for Proposal No. 6, all of which are described in detail in the accompanying Proxy Statement.

    Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on March 18, 2013:  The Annual Report and Proxy Statement are available online at www.proxyconnect.com/parkcitygroup.

By Order of the Board of Directors,

Randall K. Fields
Chief Executive Officer, Chairman and Director
Salt Lake City, Utah
March __, 2013

PARK CITY GROUP, INC.
299 South Main Street, Suite 2370
Salt Lake City, Utah 84111
(435) 645-2000

PROXY STATEMENT

    The enclosed proxy is solicited on behalf of the Board of Directors of Park City Group, Inc., a Nevada corporation (the “Company”), for use at the 2013 Annual Meeting of Stockholders to be held on  March 18, 2013 at 9:00 a.m., local time, and at any adjournment or postponement thereof, at the Company’s corporate offices located at 299 South Main Street, Suite 2370, Salt Lake City, Utah 84111. These proxy solicitation materials were mailed on or about March __, 2013, to all stockholders entitled to vote at our Annual Meeting.

Voting

    The specific proposals to be considered and acted upon at our Annual Meeting are summarized in the accompanying notice and are described in more detail in this Proxy Statement.  On February 1, 2013, the Record Date for determination of stockholders entitled to notice of and to vote at the Annual Meeting, we had outstanding __________ shares of our Common Stock, 674,005 shares of our Series A Convertible Preferred Stock (“Series A Preferred”), and 411,927 shares of our Series B Convertible Preferred Stock (“Series B Preferred”), each of which are entitled to vote at the Annual Meeting.  Each share of Series A Preferred and Series B Preferred is convertible into 3.33 and 2.5 shares of Common Stock, respectively.  Each holder of Common Stock is entitled to one vote for each share of Common Stock, and each holder of Series A Preferred and Series B Preferred is entitled to 3.33 and 2.5 votes for each share of Series A Preferred and Series B Preferred held by such stockholder on February 1, 2013, respectively. As of the Record Date, the outstanding shares represented __________ votes, consisting of __________ attributable to Common Stock, 2,244,436.65 attributable to Series A Preferred and 1,029,817.5 attributable to Series B Preferred.

Quorum

    In order for any business to be conducted at the Annual Meeting, the holders of more than 50% of the shares entitled to vote must be represented at the Annual Meeting, either in person or by properly executed proxy. If a quorum is not present at the scheduled time of the Annual Meeting, the stockholders who are present may adjourn the Annual Meeting until a quorum is present. The time and place of the adjourned Annual Meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.

Required Vote for Approval

Proposal No. 1: Election of Directors. For the seven nominees who receive the greatest number of votes cast at the Annual Meeting by the shares present in person or by proxy and entitled to vote will be elected.

Proposal No. 2: Approval of an Amendment to and Restatement of the Company’s 2011 Employee Stock Purchase Plan. The affirmative “FOR” vote of a majority of the shares present in person or by proxy and entitled to vote is necessary for approval of an amendment to and restatement of the Company’s 2011 Employee Stock Purchase Plan.

    Proposal No. 3: Approval of an Amendment to and Restatement of the Company’s 2011 Stock Incentive Plan. The affirmative “FOR” vote of a majority of the votes cast is necessary for approval of an amendment to and a restatement of Company’s 2011 Stock Incentive Plan.

    Proposal No. 4: Approval of a Proposal to Authorize the Issuance of Shares of the Company’s Common Stock to Certain Eligible Officers and Directors in a Private Placement Transaction or Transactions. The affirmative “FOR” vote of a majority of the votes cast is necessary for approval of a proposal to authorize the issuance of shares of the Company’s common stock, at a price not less than 15% below the market value of the shares at the time of issuance, to certain eligible directors and officers of the Company in a private placement transaction or transactions.

    Proposal No. 5: Advisory Vote to Approve Executive Compensation. The advisory vote is not binding on us, our board of directors, or management. The affirmative “FOR” vote of a majority of the shares present in person or by proxy and entitled to vote is necessary for approval of the executive compensation.

    Proposal No. 6: Advisory Vote to Approve the Frequency of Advisory Votes on Executive Compensation. The advisory vote to approve the frequency of the advisory votes on executive compensation is not binding on us, our board of directors, or management. A stockholder may vote to set the frequency of the "say on pay" vote to occur “EVERY YEAR”, “EVERY TWO YEARS, “ EVERY THREE YEARS”, or the stockholder may vote to “ABSTAIN”. The choice among those four choices that receives the highest number of votes will be deemed the choice of the stockholders.

    Proposal No. 7: Ratification of Appointment of Auditors. The affirmative “FOR” vote of a majority of the shares present in person or by proxy and entitled to vote is necessary of approval of such proposal.

Abstentions and Broker Non Votes

    All votes will be tabulated by the inspector of election appointed for the Annual meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and votes withheld are counted only for purposes of determining whether quorum is present at the Annual Meeting and, therefore, have no effect on the outcome of voting for each proposal.

    If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon.  If you do not give your broker or nominee specific instructions regarding such matters, your proxy will be deemed a “broker non-vote.” Broker non-votes are included in the determination of the number of shares represented at the Annual Meeting for purposes of determining whether a quorum is present.  For Proposal Nos. 1, 2, 3, 4, 5 and 6, broker non-votes have no effect on the outcome of the election.  For the approval of Proposal No. 7, broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting and therefore will have no effect on the outcome of the vote for this proposal. For the approval of any other proposed matter, broker non-votes have the practical effect of a vote against such proposal.  Whether brokers have discretion to vote on other proposals and, if they do not, the effects of broker non-votes on such other proposals will depend on the nature of such other proposals.

Proxies

    If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If you sign and return your proxy without specifying how the shares represented thereby are to be voted, the proxy will be voted (i) FOR the election of the directors proposed by our Board, (ii) FOR the approval of the amendment to and restatement of the 2011 Employee Stock Purchase Plan, (iii) FOR the approval of the amendment to and restatement of the 2011 Stock Incentive Plan, (iv) FOR the approval of a proposal to authorize the issuance of shares of the Company’s common stock in a private placement transaction or transactions to certain eligible directors and officers of the Company, (v) FOR the advisory vote to approve executive compensation, (vi) to hold advisory votes on executive compensation EVERY THREE YEARS, (vii) FOR ratification of the appointment of the independent auditors for fiscal year 2013, and (viii) at the discretion of the proxy holders on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

    You may revoke or change your proxy at any time before the Annual Meeting by filing with our Corporate Secretary at our principal executive offices at 299 South Main Street, Suite 2370, Salt Lake City, Utah 84111, a notice of revocation or another signed proxy with a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person.  Attendance at the Annual Meeting alone will not revoke your proxy.  If you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your broker or record holder to vote personally at the Annual Meeting.

Solicitation

    We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional solicitation materials furnished to the stockholders. Copies of any solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, facsimile or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services. Except as described above, we do not presently intend to solicit proxies other than by mail and telephone.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

    The Company’s Board of Directors currently consists of seven directors, each of whom is nominated to be elected at the Annual Meeting. Each of the nominees has confirmed that he will be able and willing to serve as a director if elected. If any of the nominees become unable or unwilling to serve, your proxy will be voted for the election of a substitute nominee recommended by the current Board of Directors.   Upon recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has nominated for election as directors at our Annual Meeting Randall K. Fields, Robert P. Hermanns, Robert W. Allen, James R. Gillis, William S. Kies, Jr., Richard Juliano, Austin F. Noll, Jr. and Ronald C. Hodge.

    Please see disclosure captioned “Directors” on p. 17 of this Proxy Statement for more information, including background information, business experience, and the Nominating and Corporate Governance Committee’s recommendation, of each nominee.

    Our Certificate of Incorporation and Bylaws provide that the Board of Directors shall consist of not less than one member, and that upon any change in the number of members, any newly created directorships or eliminated directorships shall be apportioned by the remaining members of the Board of Directors or by stockholders.

Required Vote and Recommendation

    The election of directors requires the affirmative vote of a plurality of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting, including shares of Common Stock issuable upon conversion of our Series A Preferred and Series B Preferred. The seven nominees receiving the highest number of affirmative votes will be elected. Accordingly, under Nevada law and the Company’s Certificate of Incorporation and Bylaws, abstentions and broker non-votes will not have any effect on the election of a particular director. Unless otherwise instructed or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the election of the nominees.

    The Board of Directors recommends that the stockholders vote “FOR” the election of Messrs. Fields, Hermanns, Allen, Gillis, Kies, Juliano, Noll and Hodge.

PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO AND RESTATEMENT OF THE
2011 EMPLOYEE STOCK PURCHASE PLAN

    The Park City Group 2011 Employee Stock Purchase Plan (the “Original ESPP Plan”) was adopted by the Board of Directors on March 1, 2011, and authorized 50,000 shares of the Company’s common stock, par value $0.01 (the “Shares” or “Common Stock”) for issuance to every full- and part-time employee of the Company electing to participate under the Original ESPP Plan (each, a “Participating Employee”). However, as of August 1, 2012, the Company had issued all authorized Shares under the Original ESPP Plan. Accordingly, the Board of Directors approved an amendment to and restatement of the Original ESPP Plan (the “First Amended ESPP Plan”), increasing the authorized number of Shares available for issuance to 150,000.

Proposal

    Our the Board of Directors approved a second amendment to and restatement of the Original ESPP Plan on January 19, 2013 (the “Second Amended ESPP Plan”), which provides for a 50,000 Share increase, bringing the aggregate number of Shares available for issuance to 200,000 shares of Common Stock. The Second Amended ESPP Plan is attached hereto as Appendix A, and is subject, in its entirety, to stockholder approval.  Therefore, the Second Amended ESPP Plan will not become effective if stockholders do not approve it.

    Under the terms of the Second Amended ESPP Plan, every Participating Employee will have the ability to purchase Shares at a discount from fair market value through monthly payroll deductions, or otherwise as determined by a committee established by the Compensation Committee of the Board of Directors (the “Committee”). In the discretion of the Committee, the Second Amended ESPP Plan may also provide for the issuance of Common Stock in lieu of cash compensation.

    Approval of the Second Amended ESPP Plan will give employees of the Company an opportunity to acquire and expand their equity interest in the Company. The Company believes the Second Amended ESPP Plan will align the interest of Participating Employees with the interests of the Company and its stockholders, and will develop an incentive for Participating Employees, through their efforts on behalf of the Company, to increase stockholder value.

    If the Second Amended ESPP Plan is approved by stockholders, an aggregate total of ________ Shares will be available for issuance as of ______ __, 2013, as ________ authorized Shares remain unissued under First Amended ESPP Plan.

    The following summary of the Second Amended ESPP Plan does not purport to be complete and is qualified, in its entirety, by the specific language of the Second Amended ESPP Plan, as found in Appendix A.

Description of the Plan

    Purpose.   The purpose of the Second Amended ESPP Plan is to provide every full- and part-time employee of the Company an opportunity to acquire and expand their equity interest in the Company. By giving each Participating Employee the opportunity to purchase shares of Common Stock at a discount from fair market value, the Second Amended ESPP Plan attempts to align the interests of the Company’s employees with the interests of the Company and its stockholders.

    Administration.   The Second Amended ESPP Plan may be administered and interpreted by the Committee and the Board of Directors.

    Stock Subject to the Plan.   Under the Second Amended ESPP Plan, eligible employees may purchase shares of Common Stock through monthly payroll deductions at a discount to the fair market price of the Shares, as quoted on the NYSE’s AMEX (“FMV”).  Additionally, in the discretion of the Committee, the Second Amended ESPP Plan may also provide for the issuance of Common Stock in lieu of cash compensation.

    As of ________ __, 2013, 42,855 Shares remained available for issuance under the First Amended ESPP.  An additional 50,000 Shares will be available for purchase under the Second Amended ESPP Plan. The Common Stock issued under the Second Amended ESPP Plan will be from authorized but unissued shares of the Company’s Common Stock.

    Eligibility.   Every full- and part-time employee of the Company is eligible to participate in the Second Amended ESPP Plan.  The Company currently employs 50 full-time employees, and no part-time employees.

    Offering Periods and Purchase Periods.  Subject to stockholder approval, the Second Amended ESPP Plan will be effective on _______ __, 2013 (the “Effective Date”). The first payroll deduction will occur for the pay period ending _______ _, 2013 and will terminate the date that no Shares are available for issuance, or ten years from the Effective Date (the “Term”), whichever occurs first.

    Each period the Second Amended ESPP Plan will be in effect during the Term will be from January 1 to June 30, and July 1 to December 31 (each, an “Offering Period”). The Company will deduct the amount determined by each Participating Employee during each Offering Period, which amount will not exceed 15% of the amount owed to that Participating Employee in such pay period (the “Withheld Amount”). At the end of the Offering Period (the “Issue Date”), the Company will issue shares of Common Stock in an amount equal to the total Withheld Amount divided by the lower of (i) the FMV on the first day of the Offering Period less 15%, or (ii) the last day of the Offering Period less 15% (in either case, the “Discount Value”). The Company will retain all Withheld Amounts until the Issue Date.

    Termination or Amendment of the Plan.   The Company’s Board of Directors may, at any time and without stockholder approval, terminate or amend the Second Amended ESPP Plan, including amending the Second Amended ESPP Plan to increase the number of shares of Common Stock available for issuance.

    Tax Consequences.  The Second Amended ESPP Plan is a non-qualified plan for Federal income tax purposes. Withheld Amounts during the Offering Period will be considered “after-tax” deductions. At the end of the applicable Offering Period, the Discount Value will be added to the Participating Employee’s taxable compensation. Each year-end Form W-2 distributed to each Participating Employee will include the Discount Value in gross income, as well as the withholding taken on the Discount Value.

New Plan Benefits

    Each of the Company’s employees participates in the Second Amended ESPP, contributing Withheld Amounts ranging from 3% to 15%. However, because we cannot predict the rate of employee contributions or the eventual purchase price under the Second Amended ESPP Plan, it is not possible to determine the number of shares that will be purchased or the value of benefits that may be obtained by executive officers and other employees under the Second Amended ESPP Plan for the current fiscal year.  The following tables sets forth information with respect to the shares of Common Stock purchased under the Original ESPP Plan and the First Amended ESPP Plan, respectively, during the fiscal year ended June 30, 2012.

Shares of Common Stock Purchased Under the
2011 Employee Stock Purchase Plan and Amended and Restated Employee Stock Purchase Plan
During the Fiscal Year Ended June 30, 2012

Name and Position	Dollar Value ($)(1)	Number of Shares Purchased
Randall K. Fields Chief Executive Officer, Chairman and Director	7,188	2,782

David Colbert (2) Former Chief Financial Officer	4,950	1,916

Edward L. Clissold (2) Chief Financial Officer	3,320	1,285

Executive Group	15,548	5,983

Non-Executive Director Group	-	-

Non-Executive Officer Employee Group	-	-

(1)	Fair market value on the date of purchase, minus the purchase price.

(2)	Mr. Colbert resigned from his position with the Company after the end of fiscal 2012, on August 2, 2012. Mr. Edward L. Clissold now serves as the Company’s Chief Financial Officer.

Vote Required and Recommendation

The affirmative “FOR” vote of a majority of the shares present in person or by proxy and entitled to vote is necessary for approval of the Second Amended ESPP Plan.  Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this proposal has been approved. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the adoption of the Second Amended ESPP Plan.

The Board of Directors recommends that stockholders vote “FOR” the proposed adoption of the Second Amended ESPP Plan.

PROPOSAL NO. 3

APPROVAL OF AN AMENDMENT TO AND RESTATEMENT OF THE
2011 STOCK INCENTIVE PLAN

    The Park City Group 2011 Stock Incentive Plan (the “Original SIP”) was adopted by the Board of Directors on March 1, 2011, and authorized a total of 200,000 shares of the Company’s common stock, par value $0.01 (“Shares” or “Common Stock”) for issuance to all employees (including, without limitation, officers and directors who are also employees) of the Company or any subsidiary of the Company (each a “Subsidiary”), any non-employee director, consultants and independent contractors of the Company or any Subsidiary, and any joint venture partners (including, without limitation, officers, directors and partners thereof) of the Company or any Subsidiary (each, an “Eligible Recipient”, and collectively, the “Eligible Recipients”). However, as of August 1, 2012, the Company had issued all authorized Shares under the Original SIP. Accordingly, the Board of Directors approved an amendment to and restatement of the Original SIP Plan (the “First Amended SIP”), increasing the authorized number of Shares available for issuance to 350,000 shares of Common Stock.

Proposal

    Our the Board of Directors approved a second amendment to and restatement of the Original SIP on January 19, 2013 (the “Second Amended SIP”), which provides for a 200,000 Share increase, authorizing, in aggregate, a total of 550,000 Shares. The Second Amended SIP is attached hereto as Appendix B, and is subject, in its entirety, to stockholder approval.  Therefore, the Second Amended SIP will not become effective if stockholders do not approve it.

    Under the terms of the Second Amended SIP Plan, the Compensation Committee of the Board of Directors will administer the Second Amended SIP (the “Committee”).  The Committee will, at its discretion, issue the authorized Shares to Eligible Recipients in the form of: (i) stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “IRC”) (“Qualified Stock Options”), (ii) stock options that do not qualify as incentive stock options (“Non-Qualified Stock Options” and together with the Qualified Stock Options, the “Incentive Awards”), or (iii) awards of shares that are subject to certain restrictions specified in the Second Amended SIP (each a “Restricted Stock Award”).

    Approval of the Second Amended SIP will advance the interest of the Company and its stockholders by enabling the Company and its subsidiaries to attract and retain persons of ability to perform services for the Company and its Subsidiaries by providing an incentive to such individuals through equity participation in the Company and by rewarding those individuals who contribute to the achievement by the Company of its operational and financial objectives.

    If the Second Amended ESPP Plan is approved by stockholders, an aggregate total of _______ Shares will be available for issuance on _______ __, 2013, as ________ authorized Shares remain unissued under the First Amended SIP.

    Below is a summary of the Second Amended SIP. Unless otherwise indicated, all capitalized terms shall have the same meaning as defined in the Second Amended SIP. This summary does not purport to be complete, and is qualified, in its entirety, by the specific language of the Second Amended and Restated 2011 Stock Incentive Plan, as found in Appendix B.

Description of the Plan

    Purpose.   The Second Amended SIP provides the Company with the ability to attract and retain highly qualified Eligible Recipients to perform services for the Company and its Subsidiaries.  By providing these Eligible Recipients with equity-based Incentive Awards, the Second Amended SIP gives each Eligible Recipient an incentive to perform and increase the value of the Company, aligning the interests of these Eligible Recipients with the Company and its stockholders.

    Administration.   The Second Amended SIP will be administered by the Compensation Committee of the Board of Directors, consisting of Messrs. Robert W. Allen and James R. Gillis, each of whom is considered “independent” within the meaning of Section 803(A) of the NYSE Company Guide and the Securities and Exchange Commission’s rules regarding director independence. The Committee may adopt rules and regulations for carrying our the Second Amended SIP. The interpretations and decisions of the Committee are final and conclusive on all persons participating or eligible to participate in the Second Amended SIP.

    Stock Subject to the Plan.   Under the Second Amended SIP, the Committee may award Eligible Recipients with shares of Common Stock in the form of Incentive Awards, specifically Qualified Stock Options or Non-Qualified Stock Options, or Restricted Stock Awards.  As of ________ __, 2013, 40,320 shares remained available for issuance under the First Amended SIP.  An additional 200,000 shares of Common Stock, subject to increases authorized by the Board of Directors, will be available for purchase under the Second Amended SIP. The Common Stock issued under the Second Amended SIP will be from authorized but unissued shares of the Company’s Common Stock.

    Eligibility.   Eligible Recipients may be selected by the Committee to receive Incentive Awards or Restricted Stock Awards under the Second Amended SIP.  Eligible Recipients include all employees (including, without limitation, officers and directors who are also employees) of the Company or any Subsidiary, any non-employee director, consultants and independent contractors of the Company or any Subsidiary, and any joint venture partners (including, without limitation, officers, directors and partners thereof) of the Company or any Subsidiary. Although the Company estimates that 50 individuals associated with the Company and its subsidiaries will qualify as Eligible Recipients.

    Options.   Each Qualified Stock Option and Non-Qualified Stock Option (each an “Option”) granted under the Second Amended SIP is subject to the following terms and conditions:

    (a)           Exercise Price.  The per share price to be paid by an Eligible Recipient participation under the Second Amended SIP (each a “Participant”) upon exercise of an Option will be determined by the Committee in its discretion at the time of the Option grant, provided that (a) such price will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant with respect to an Qualified Stock Option (110% of the Fair Market Value if, at the time the Qualified Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company), and (b) such price will not be less than 85% of the Fair Market Value of one share of on the date of grant with respect to a Non-Qualified Stock Option.

    (b)           Exercise of the Options.  An Option will become exercisable at such times and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Option may be exercisable after 10 years from its date of grant.

    (c)           Form of Consideration.   The purchase price of the shares to be purchased upon exercise of an Option will be payable to the Company in United States dollars in cash or by check or, such other legal consideration as may be approved by the Committee in its discretion. The Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by tender of a Broker Exercise Notice, Previously Acquired Shares or by a combination of such methods. The Committee, in its discretion, may permit a particular Participant to pay all or a portion of the Option Price, and/or the tax withholding liability with respect to the exercise of an Option either by surrendering shares of stock already owned by such Participant or by withholding shares of Option Stock, provided that the Committee determines that the fair market value of such surrendered stock or withheld Option Stock is equal to the corresponding portion of such Option Price and/or tax withholding liability, as the case may be, to be paid for therewith. The Committee, in its sole discretion, may establish such other terms and conditions for the payment of the exercise price, as it deems appropriate.

    (d)           Value Limitation.   If the aggregate fair market value of all shares of Common Stock subject to a grantee’s Qualified Stock Option which are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as Non-Qualified Stock Options. For this purpose, fair market value is determined as of the grant date.

    Restricted Stock Awards.   In addition to Options, the Committee may grant Restricted Stock Awards to Eligible Recipients. The Committee may impose such restrictions or conditions to the vesting of these Restricted Stock Awards as it deems appropriate, including, without limitation, that the Participant remain in the continuous employment or service of the Company or a Subsidiary for a certain period, or that the Participant or the Company satisfy certain performance goals or criteria. Unless the Committee determines otherwise, all shares of Common Stock granted as a Restricted Stock Award shall have all voting, dividend, liquidation and other rights associated with becoming a holder of record of such shares as if Participant were the holder of shares of unrestricted Common Stock.

    Effective Date and Duration of the Second Amended SIP.   Subject to stockholder approval, the Second Amended SIP will become effective on ________ __, 2013 (the “Effective Date”), and will terminate at midnight on _______ __, 2023, unless terminated upon an earlier date by the Board of Directors.

    Termination or Amendment of the Plan.   The Company’s Board of Directors may, at any time and without stockholder approval, terminate or amend the Second Amended SIP, including amending the Second Amended SIP to increase the number of shares of Common Stock available for issuance.

U.S. Federal Income Tax Consequences

    The Second Amended SIP is, in part, is a qualified plan for Federal income tax purposes. As such, the Company is entitled to (a) withhold and deduct from future wages of the Eligible Recipient, or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state and local withholding and employment-related tax requirements attributable to a Qualified Stock Option, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, a Qualified Stock Option or a disqualifying disposition of stock received upon exercise of a Qualified Stock Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to a Qualified Stock Option.

New Plan Benefits

    Participation in the Second Amended ESPP is entirely within the discretion of the Committee. Because we cannot predict the predict the rate at which the Committee will make awards to Eligible Recipients or the terms of Incentive Awards granted under the Second Amended SIP, it is not possible to determine the number of shares that will be purchased or the value of benefits that may be obtained by executive officers and other employees under the Second Amended SIP for the current fiscal year.  The following tables sets forth information with respect to the shares of Common Stock Purchased under the Original SIP and the First Amended SIP, respectively, during the fiscal year ended June 30, 2012.

Shares of Common Stock Purchased Under the
2011 Employee Stock Purchase Plan and Amended and Restated Employee Stock Purchase Plan
During the Fiscal Year Ended June 30, 2012

Name and Position	Dollar Value ($)(1)	Number of Shares Purchased
Randall K. Fields Chief Executive Officer, Chairman and Director	2,115	536

David Colbert (2) Former Chief Financial Officer	43,366	11,004

Edward L. Clissold (2) Chief Financial Officer	3,192	800

Executive Group	48,673	12,340

Non-Executive Director Group	-	-

Non-Executive Officer Employee Group	-	-

(1)	Fair market value on the date of purchase, minus the purchase price.
(2)	Mr. Colbert resigned form his position with the Company after the end of fiscal 2012, on August 2, 2012. Mr. Edward L. Clissold now serves as the Company’s Chief Financial Officer.

Vote Required and Recommendation

The affirmative “FOR” vote of a majority of the shares present in person or by proxy and entitled to vote is necessary for approval of the Second Amended SIP.  Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this proposal has been approved. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the adoption of the Second Amended ESPP Plan.

The Board of Directors recommends that stockholders vote “FOR” the proposed adoption of the Second Amended ESPP Plan.

PROPOSAL NO. 4

APPROVAL OF A PROPOSAL TO AUTHORIZE THE ISSUANCE OF SHARES OF THE COMPANY’S COMMON STOCK TO CERTAIN ELIGIBLE OFFICERS AND DIRECTORS IN A PRIVATE PLACEMENT TRANSACTION OR TRANSACTIONS

General

    The Company is asking you to approve a proposal to authorize the issuance of shares of the Company’s Common Stock to eligible officers and directors of the Company in a private transaction or transactions at a price not less than fifteen percent (15%) below the market value of the shares of Common Stock immediately preceding the time the Company enters into a binding agreement with such eligible officers and directors with respect to the issuance of the shares (the “D&O Participation Plan”).

    Because our Common Stock is listed on the NYSE American Stock Exchange, we are subject to the AMEX listing rules. Section 711 of the NYSE MKT Company Guide requires any plan or proposal to grant or issue options or shares of Common Stock to officers or directors of the Company must be approved by a majority vote of the Company’s shareholders prior to the issuance of such shares in connection with a transaction.  The Company is currently negotiating terms of a private placement financing that may involve the issuance of shares of Common Stock at less than the fair market value of the Company’s Common Stock as reported on the NYSE American Stock Exchange, and may in the future conduct additional private placement financings, which financings will only be offered to certain “accredited” investors, as such term is defined in the Securities Exchange Act of 1934, as amended.  It is proposed that eligible officers and directors of the Company be permitted to participate in such private placement financings alongside other eligible investors.  If shareholders approve this D&O Participation Plan, any issuance of shares of the Company’s Common Stock to eligible officers and directors at a price less than the fair market value of the Company’s Common Stock as reported on the NYSE American Stock Exchange will be conditioned upon the approval of the terms and conditions of such private placement financing by a majority of disinterested members of the Board of Directors of the Company.

    The market value of the Company’s Common Stock was $3.__ on February __, 2013.  As a result, if this D&O Participation Plan is approved, the Company would have the ability to offer and sell shares of our Common Stock to eligible officers and directors for $3.__ per share, which is 15% less than the closing price of the Company’s Common Stock as reported on the NYSE American Stock Exchange on February __, 2013.

Vote Required and Recommendation

    The affirmative “FOR” vote of a majority of the shares present in person or by proxy and entitled to vote is necessary for approval of the D&O Participation Plan.  Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this proposal has been approved. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the adoption of the D&O Participation Plan.

    The board of directors unanimously recommends that you vote “FOR” the D&O Participation Plan.

PROPOSAL NO. 5

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

General

    We are providing our stockholders with the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the Securities and Exchange Commission's rules. This proposal, which is commonly referred to as "say-on-pay," is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). Section 14A of the Exchange Act also requires that stockholders have the opportunity to cast an advisory vote with respect to whether future executive compensation advisory votes will be held every one, two or three years, which is the subject of Proposal No. 5.

    Our executive compensation programs are designed to attract, motivate, and retain our executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of our near- and longer-term financial and strategic goals, and for driving corporate financial performance and stability. The programs contain elements of cash and equity-based compensation and are designed to align the interests of our executives with those of our stockholders.

    The "Executive Compensation" section of this Proxy Statement describes in detail our executive compensation programs and the decisions made by Management and the Compensation Committee with respect to the fiscal years ended June 30, 2012 and June 30, 2011. As we describe in this section of the Proxy Statement, our executive compensation program incorporates a pay-for-performance philosophy that supports our business strategy and aligns the interests of our executives with our stockholders. The Board believes this link between compensation and the achievement of our near- and long-term business goals has helped drive our performance over time. At the same time, we believe our program does not encourage excessive risk-taking by management.

    As an advisory vote, this proposal is not binding. Neither the outcome of this advisory vote nor of the advisory vote included in Proposal No. 5 overrules any decision by the Company or the Board of Directors (or any committee thereof), creates or implies any change to the fiduciary duties of the Company or the Board of Directors (or any committee thereof), or creates or implies any additional fiduciary duties for the Company or the Board of Directors (or any committee thereof). However, Management and the Compensation Committee and Board of Directors value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING ADVISORY RESOLUTION:

    RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the disclosure under "Executive Compensation", the compensation tables and accompanying narrative disclosure, and any related material disclosed in this Proxy Statement, is hereby approved.

Vote Required and Recommendation

    On this non-binding matter, the affirmative vote of at least a majority of the votes cast at the Annual Meeting is required to approve this Proposal No. 5.

    The Board recommends that stockholders vote “FOR” the advisory resolution above, approving of the compensation paid to the Company’s named executive officers.

PROPOSAL NO. 6

ADVISORY VOTE ON THE FREQUENCY OF FUTURE EXECUTIVE COMPENSATION ADVISORY VOTES

General

    In Proposal No. 5, we are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers. In this Proposal No. 6, we are asking our stockholders to cast a non-binding advisory vote regarding the frequency of future executive compensation advisory votes. Stockholders may vote for a frequency of every one, two, or three years, or may abstain.

    The Board of Directors will take into consideration the outcome of this vote in making a determination about the frequency of future executive compensation advisory votes. However, because this vote is advisory and non-binding, the Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold the advisory vote to approve executive compensation more or less frequently, but no less frequently than once every three years, as required by the Dodd-Frank Act. In the future, we will propose an advisory vote on the frequency of the executive compensation advisory vote at least once every six calendar years as required by the Dodd-Frank Act.

    After careful consideration, the Board of Directors believes that an executive compensation advisory vote should be held every three years, and therefore our Board of Directors recommends that you vote for a frequency of every THREE YEARS for future executive compensation advisory votes. The proxy card provides stockholders with the opportunity to choose among four options (holding the vote once every year, every two years or every three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board of Directors.

Vote Required and Recommendation

    On this non-binding matter, a stockholder may vote to set the frequency of the "say on pay" vote to occur every year, every two years, or every three years, or the stockholder may vote to abstain. The choice among those four choices that receives the highest number of votes will be deemed the choice of the stockholders.

    The Board recommends that you vote to hold advisory votes on executive compensation “EVERY THREE YEARS” .

PROPOSAL NO. 7

RATIFICATION OF THE APPOINTMENT OF
HJ & ASSOCIATES, LLC TO SERVE AS OUR
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR

    Upon recommendation of the Audit Committee of the Board of Directors, the Board of Directors appointed HJ & Associates, LLC as our independent registered public accounting firm for the current fiscal year and hereby recommends that the stockholders ratify such appointment.

    The Board of Directors may terminate the appointment of HJ & Associates, LLC as the Company’s independent registered public accounting firm without the approval of the Company’s stockholders whenever the Board of Directors deems such termination necessary or appropriate.

    Representatives of HJ & Associates, LLC will be present at the Annual Meeting or available by telephone and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from stockholders.

Required Vote and Recommendation

    Ratification of the selection of HJ & Associates, LLC as the Company’s independent auditors for the fiscal year ending June 30, 2013 requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting. Under Nevada law and the Company’s Certificate of Incorporation and Bylaws, an abstention will have the same legal effect as a vote against the ratification of HJ & Associates, LLC, and each broker non-vote will reduce the absolute number, but not the percentage, of affirmative votes necessary for approval of the ratification. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the ratification of HJ & Associates, LLC as the Company’s independent auditors for the fiscal year ending June 30, 2013.

    The Board of Directors recommends that stockholders vote “FOR” the ratification of the selection of HJ & Associates, LLC as Park City Group’s independent auditors for the fiscal year ending June 30, 2013.

DIRECTORS

Name of Nominee	Age	Title

Randall K. Fields	65	President, Chief Executive Officer and Chairman
Robert P. Hermanns	69	Director
Robert W. Allen	69	Director
James R. Gillis	60	Director
William S. Kies, Jr.	60	Director
Richard Juliano	65	Director
Austin F. Noll, Jr.	69	Director
Ronald C. Hodge	64	Director

    Randall K. Fields has been the Chief Executive Officer and Chairman of the Board of Directors since June 2001.  Mr. Fields founded the Company in 1990 and has been its President, Chief Executive Officer and Chairman of the Board since its inception.  Mr. Fields has also been responsible for the strategic direction of the Company since its inception.  Mr. Fields co-founded Mrs. Fields Cookies with his then wife, Debbi Fields.  He served as Chairman of the Board of Mrs. Fields Cookies from 1978 to 1990.  In the early 1970's Mr. Fields established a financial and economic consulting firm called Fields Investment Group.  Mr. Fields received a Bachelor of Arts degree in 1968 and a Masters of Arts degree in 1970 from Stanford University, where he was Phi Beta Kappa, Danforth Fellow and National Science Foundation Fellow.

    The Nominating and Corporate Governance Committee believes that Mr. Fields’ expertise in the Company’s industry and markets following his founding of the Company in 1990, his extensive sales, marketing and technical background and experience, and his knowledge of business allow him to bring a unique understanding of the industries and markets in which the Company operates, as well as an entrepreneurial vision to the Company and the Board of Directors.

    Robert P. Hermanns joined the Company in March 2007 as Senior Vice President, and served in that capacity until November 2009. Mr. Hermanns is currently a member of the Company’s Board of Directors. Mr. Hermanns has over 40 years of experience in all phases of retail and wholesale grocery operations, and is currently Director of Food Industry Management Programs at the Marshall School of Business at the University of Southern California. Mr. Hermanns was President and Chief Executive Officer and Vice Chairman of the Board of Directors of Associated Grocers, Inc. from 2002 through 2005. He is also the former Chief Operating Officer of Weis Markets, a $2 billion NYSE company operating 163 retail food markets in the Mid-Atlantic States. Prior to joining AG and Weis Markets, Mr. Hermanns enjoyed a 30-year career with American Stores Company, an $18 billion food and drug retailer, where he held a number of executive management positions including Chief Operating Officer for Procurement and Logistics. A graduate of Western Michigan University with a BS degree in Food Marketing, Mr. Hermanns also holds an MBA from the University of Southern California.

    The Nominating and Corporate Governance Committee believes that Mr. Hermanns’ experience as the former President and Chief Executive Officer of one of the leading suppliers to independent retail supermarkets, as well as his extensive senior executive experience with leading retail food and drug retailers contributes to the Board’s understanding of the markets served by the Company, including the Board’s perspective on the strategic interests of potential clients and the viability of various commercial strategies.  His previous experience as a senior executive of the Company also allows him to provide a unique perspective of and extensive knowledge on the industries in which the Company operates.

    Robert W. Allen joined the Board of Directors in October 2007. Mr. Allen is a seasoned executive with many years experience as Chairman, President and Chief Executive Officer of businesses ranging in size from $200 million to $2.5 billion.  Mr. Allen has over thirty years experience in the dairy industry, most notably as a catalyst for developing companies and a turn-around agent for troubled companies or divisions. Mr. Allen was most recently Chief Executive Officer of Southern Belle Dairy where he established a leadership team to reposition the company and developed a position in the market place for the branding of its products.  Prior to this, he was Executive Vice President of Borden, Inc., where he was recruited to turn around the largest and most troubled division of the company.  He is also the immediate past Chair of Kid Peace International, a $160 million non-profit agency assisting children in crises.

    The Nominating and Corporate Governance Committee believes that Mr. Allen’s years of experience in an area of growth for the Company, the dairy industry, as well as his extensive experience developing and managing companies in senior executive roles, add significant value to the Company and its Board of Directors in assessing challenges in one of its growth markets, and in addressing organizational and development issues facing the Company.

    James R. Gillis joined the Board of Directors in February 2008. Mr. Gillis is the former President, Chief Operating Officer and Co-CEO of Source Interlink Companies, Inc., a premier marketing, merchandising and fulfillment company of entertainment products where he was instrumental in developing annual revenue in excess of $1.9 billion and over 95 business units in the United States. While at Source Interlink, Mr. Gillis also developed and maintained relationships with public equity investors, hedge funds, stock analysts, investment banks and private equity firms, both domestically and internationally, while creating a marketing infrastructure to provide a portfolio of fully integrated products and services in 110,000 locations for more than 1,000 retail chains.  Prior to his tenure with Source Interlink, he was President, Chief Executive Officer and owner of Brand Manufacturing Corporation, a leading designer and manufacturer of retail display systems. Previously, he was Managing Partner of Aders, Wilcox, Gillis Group, a global developer of trade relationships serving major brand marketers and retailers worldwide.

    The Nominating and Corporate Governance Committee believes that Mr. Gillis’ experience as a senior executive with one of the premier marketing, merchandising and fulfillment companies, together with his extensive experience dealing with the capital markets, provides the Company and its Board of Directors with valuable input regarding prospective sales opportunities, leads and expertise in the area of public company finance.

    William S. Kies, Jr. joined the Board of Directors in November 2011. Mr. Kies is currently a principal of Kies Consulting, LLC, a premier consulting practice specializing in the supermarket industry since 1994.  Clients include Fortune 100 consumer package goods corporations and companies offering national services, programs and in-store support to all channels of food distribution.  Prior to Kies Consulting, which Mr. Kies founded in 1994, he was the President and Chief Operating Officer of IGA, Inc., the world’s largest banner group of independent supermarkets with over 4,000 stores serviced by 24 wholesalers in 20 countries.

    The Nominating and Corporate Governance Committee believes that Mr. Kies’ extensive management experience, including experience in the supermarket industry, together with his substantial contacts with potential clients for the Company’s services, will contribute to the Board’s deliberations and provide the Company with valuable insight and direction as the Company executes its business plan.

    Richard Juliano joined the Board of Directors in October 2012. Mr. Juliano is currently engaged with The Radian Group, based in Minneapolis, and operates his own consulting firm. He began his career with Giant Eagle Super Markets, becoming the Senior Vice President and General Manager of the GM/HBC Division and then Senior Vice President of Merchandising and Marketing of the Phar-Mor Division. Mr. Juliano then served as Executive Vice President at Thrifty Payless Drug and Vice President of Marketing and Merchandising at Genuardis Family Markets in Philadelphia. Most recently, he was a senior executive at SUPERVALU, joining the company as Executive Vice President of Supply Chain Services for the Central Region and then moving to the Corporate Retail group as Vice President, GM/HBC, and ultimately Group Vice President of Center Store Merchandising. Mr. Juliano has served on the Red Cross of Columbiana County Board of Directors, National Association of Chain Drug Stores Advisory Board, Global Market Development Center Board of Directors and Youngstown State University Athletic Board. He currently is on the President’s Innovative Network Board at GMDC.

    The Nominating and Corporate Governance Committee believes that Mr. Juliano’s knowledge and experience with supply chain management for large grocery retailers allows him to substantively contribute to the Company’s business plan both with existing grocery clients, and new clients as the Company expands its business beyond the grocery industry.

    Austin F. Noll, Jr. joined the Board of Directors in October 2012. Mr. Noll is the owner of Austin Noll & Associates, a trade relations and industry affairs consultancy based in New Jersey. Mr. Noll started his career with General Foods, spending 22 years in sales related positions. He then became Vice President of Trade Relations for the grocery division of Borden, Inc., and was promoted to Vice President of Industry and Trade Relations, before moving to Nabisco, Inc. as Senior Vice President of Industry and Trade Relations.  Mr. Noll has served on the Trade Advisory Boards of Grocery Manufacturing Association, Food Marketing Institute, National Grocers Association, North American Wholesale Grocers Association, Western Association of Food Chains and IGA. He is currently a member of the Board of Directors of Food for All and a founding member of the Trade Advisory Board of Instant Combo Savings.

    The Nominating and Corporate Governance Committee believes that Mr. Noll’s experience working for and advising national food retailers provides a unique perspective to the Company that is particularly beneficial as the Company continues to expand its client base within the grocery industry.

    Ronald C. Hodge joined the Board of Directors in February 2013. Mr. Hodge is an advisor to Delhaize America, LLC, a role he transitioned into following his time as Delhaize America’s Chief Executive Officer from March 2011 to October 2012. Prior to Delhaize America, Mr. Hodge served as Executive Vice President and Chief Executive Officer of Hannaford Bros. Co. He joined Hannaford in 1980 and has served in various executive roles, including Vice President and General Manager of Hannaford’s New York Division, Senior Vice President of Retail Operations, Executive Vice President of Sales and Marketing, and Executive Vice President and Chief Operating Officer. He became President of Hannaford in December 2000 and Chief Executive Officer in 2001. While leading the start-up of Hannaford’s entry into upstate New York, Mr. Hodge was elected Chairman of the New York State Food Merchant’s Association, and served on several Community Agency Boards of Directors. He chaired the Northeastern New York United Way Campaign in 1995 and was selected as the New York Capital Region’s Citizen of the Year in 1996. Mr. Hodge holds a Bachelor of Science degree in business administration from Plymouth State College, Plymouth, New Hampshire.

    The Nominating and Corporate Governance Committee believes that Mr. Hodge’s 22 years of management experience in the grocery industry, including leading the successful expansion of Hannaford Bros. Co., provides the Company with valuable industry knowledge and insight as the Company continues to grow its scan-based technologies to an expanding client base.

    There have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions material to the evaluation of the ability and integrity of any director or nominee during the past ten years.

Director Compensation

    The outside directors of the Company, consisting of Messrs. Gillis, Allen, Hermanns, Kies, Juliano, Noll and Hodge receive the following compensation:

•
Annual cash compensation of $10,000 payable at the rate of $2,500 per quarter. The Company has the right to pay this amount in the form of shares of Common Stock, and did so for all compensation owed directors during fiscal 2012; and

•
Upon appointment, outside independent directors receive a grant of $150,000 payable in shares of the Company’s restricted Common Stock calculated based on the market value of the shares of Common Stock on the date of grant. The shares vest ratably over a five-year period.

    The following table sets forth information concerning the compensation earned during fiscal 2012 by our current directors:

Name(1)	Stock Awards ($) (2)	Total ($)

James R. Gillis	25,000	25,000
Richard S. Krause(3)	21,250	21,250
Robert W. Allen	25,000	25,000
Peter Brennan(4)	25,000	25,000
C. Manly Molpus(5)	9,167	9,167
Robert P. Hermanns	10,000	10,000
William S. Kies, Jr.	6,250	6,250

(1)
Nominees Messrs. Richard Juliano, Austin F. Noll, Jr. and Ronald C. Hodge are not included in this table, as they were appointed to the Company’s Board of Directors on October 19, 2012, after the end of fiscal 2012.

(2)
Stock awards consist solely of stock grants of fully vested Common Stock.  Amounts shown do not reflect compensation actually received by the director.  Instead, the amounts shown reflect the compensation costs recognized by the Company during the fiscal year for stock awards as determined pursuant to FAS 123R.

(3)	Mr. Krause resigned from the Company’s Board of Directors on February 7, 2012.
(4)	Mr. Brennan resigned from the Board of Directors after the end of fiscal 2012, on October 19, 2012.
(5)	Mr. Molpus did not stand for re-election at the Company’s annual meeting, held on May 25, 2012.

GOVERNANCE AND BOARD MATTERS

Term of Office

    The Company’s Certificate of Incorporation provides for one class of directors comprising the Board of Directors. Directors serve from the time they are duly elected and qualified until the next Annual Meeting of stockholders or their earlier death, resignation or removal from office.

Director Independence

    The Board has determined that all of its members, other than Mr. Fields, who serves as the Company’s Chief Executive Officer, and Mr. Hermanns, who previously served as the Company’s Senior Vice President – Sales, are “independent” within the meaning of Section 803(A) of the AMEX Company Guide, and Securities and Exchange Commission rules regarding independence.

Code of Ethics and Business Conduct

    In August 2008, the Company and its Board of Directors unanimously adopted a new Code of Ethics and Business Conduct, which replaced the Code of Ethics adopted in 2005.  The Company’s Code of Ethics and Business Conduct is posted at the Company’s website located at www.parkcitygroup.com.

MEETINGS AND COMMITTEES OF DIRECTORS

    The Board of Directors met four times and acted eight times by unanimous written consent during the fiscal year ended June 30, 2012. The Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Each of the Company’s directors who served during 2012 attended or participated in no less than 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which such director served during 2012.

    The following table represents the composition of each committee of the Board of Directors during the year ended June 30, 2012:

Name of Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

Randall K. Fields	-	-	-
Robert P. Hermanns	-	-	-
Robert W. Allen	Chairman	Chairman	-
James R. Gillis	Member	Member	Member
Peter T. Brennan(1)	Member	-	Chairman
C. Manly Molpus(2)	-	Member	Member
William S. Kies, Jr.	-	-	Member
No. of Meetings Held in 2012	4	1	1

(1)	Mr. Brennan resigned from the Board of Directors after the end of fiscal 2012, on October 19, 2012.
(2)	Mr. Molpus did not stand for re-election at the Company’s annual meeting, held on May 25, 2012.

    Audit Committee. The Audit Committee provides assistance to the Board of Directors in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting, internal control and legal compliance functions by approving the services performed by our independent accountants and reviewing their reports regarding our accounting practices and systems of internal accounting controls. The Audit Committee also oversees the audit efforts of our independent accountants and takes those actions as it deems necessary to satisfy it that the accountants are independent of management. The Audit Committee currently consists of Robert W. Allen  (Chairman) Richard Juliano and James R. Gillis, each of whom is a non-management member of our Board of Directors. We believe that the composition of our Audit Committee meets the criteria for independence under, and the functioning of our Audit Committee complies with the applicable requirements of, the Sarbanes-Oxley Act of 2002 and the current rules of the Securities and Exchange Commission rules and regulations.

    Compensation Committee. The Compensation Committee determines our general compensation policies and the compensation provided to our directors and officers. The Compensation Committee also reviews and determines bonuses for our officers and other employees. In addition, the Compensation Committee reviews and determines equity-based compensation for our directors, officers, employees and consultants and administers our stock option plans and employee stock purchase plan. The Compensation Committee currently consists of James R. Gillis (Chairman), Robert W. Allen and Richard Juliano, each of whom is a non-management member of our Board of Directors. We believe that the composition of our Compensation Committee meets the criteria for independence under, and the functioning of our Compensation Committee complies with the applicable requirements of, the Sarbanes-Oxley Act of 2002 and the current rules of the Securities and Exchange Commission rules and regulations.

    Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for making recommendations to the Board of Directors regarding candidates for directorships and the size and composition of the Board. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to the Board concerning corporate governance matters. The current members of the Nominating and Corporate Governance committee are William S. Kies, Jr. (Chairman), James R. Gillis, Robert P. Hermanns and Austin F. Noll, Jr. We believe that the composition of our Nominating and Corporate Governance Committee meets the criteria for independence under, and the functioning of our Nominating and Corporate Governance Committee complies with the applicable requirements of, the Sarbanes-Oxley Act of 2002 and the current rules of the Securities and Exchange Commission rules and regulations.

    For a stockholder to submit a candidate for consideration to the Nominating and Corporate Governance Committee, a stockholder must notify the Company’s Corporate Secretary. To make a recommendation for director nomination in advance of an Annual Meeting, a stockholder must notify the Company’s Corporate Secretary in writing no later than 120 days prior to the anniversary of the date of the prior year’s Annual Meeting Proxy Statement. Notices should be sent to the following address:

Park City Group, Inc.
299 South Main Street, Suite 2370
Salt Lake City, Utah 84111
Attn: Corporate Secretary

    All notices must include all information relating to the stockholder and the proposed nominee that would be required to be disclosed in a Proxy Statement or other filings required to be made in connection with solicitations of proxies for elections of directors under the proxy rules of the Securities and Exchange Commission.

EXECUTIVE OFFICERS

    The following table sets forth information regarding the executive officers of the Company during the year ended June 30, 2012:

Name	Age	Title

Randall K. Fields	65	Chief Executive Officer, Chairman of the Board and Director
David Colbert(1)	44	Former Vice President and Chief Financial Officer

(1)	Mr. Colbert resigned form his position with the Company after the end of fiscal 2012, on August 2, 2012. Mr. Edward L. Clissold now serves as the Company’s Chief Financial Officer.

    The executive officers named above were appointed by the Board of Directors to serve in such capacities until their respective successors have been duly appointed and qualified or until their earlier death, resignation or removal from office.

    Randall K. Fields has been the Chief Executive Officer, and Chairman of the Board of Directors since June 2001.  Mr. Fields founded the Company in 1990 and has been its President, Chief Executive Officer, and Chairman of the Board since its inception.  Mr. Fields has been responsible for the strategic direction of the Company since its inception.  Mr. Fields co-founded Mrs. Fields Cookies with his then wife, Debbi Fields.  He served as Chairman of the Board of Mrs. Fields Cookies from 1978 to 1990.  In the early 1970's Mr. Fields established a financial and economic consulting firm called Fields Investment Group.  Mr. Fields received a Bachelor of Arts degree in 1968 and a Masters of Arts degree in 1970 from Stanford University, where he was Phi Beta Kappa, Danforth Fellow and National Science Foundation Fellow.

    David Colbert joined the Company in July 2010 as Vice President and Chief Financial Officer, and served in that capacity until his resignation on August 2, 2012, after the end of fiscal 2012. Prior to joining the Company, he was co-founder, Chief Financial Officer and Vice President of Operations for Sendside Networks, Inc., a privately held software-as-a-service company.  Earlier in his career, Mr. Colbert spent 14 years with Kimberly-Clark Corporation, a Standard & Poor’s 500 company, where he held various positions of increasing responsibility in finance, accounting and strategic planning.  In his final Kimberly-Clark role, Mr. Colbert was responsible for all accounting, reporting and strategic analysis for a wholly-owned subsidiary.  Mr. Colbert holds a Bachelors degree in Finance and Marketing from the University of Iowa and an MBA from Emory University.

EXECUTIVE COMPENSATION

Summary Compensation Table

    The following table sets forth certain information about the compensation paid or accrued during the year ended June 30, 2012 to our Chief Executive Officer and our Chief Financial Officer, our only executive officer, other than our Chief Executive Officer, who was serving as an executive officer as of June 30, 2012 and whose annual compensation exceeded $100,000 during such year (collectively the "Named Executive Officers"):

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($) (1)		All Other Compensation ($)		Total ($)
Randall K. Fields	2012	375,000	(2)	165,625	(3)	66,000	(4)	72,471	(5)	679,096
Chief Executive Officer and Chairman of the Board	2011	375,000	(2)	71,875	(3)	66,000	(4)	73,865	(5)	586,740

David Colbert(6)	2012	165,000		-		39,400		-		204,400
Former Chief Financial Officer	2011	150,625		-		38,000		-		188,625

(1)
Stock awards consist solely of shares of restricted Common Stock. Amounts shown do not reflect compensation actually received by the Named Executive Officer. Instead, the amounts shown are the compensation costs recognized by the Company during the fiscal year for stock awards as determined pursuant to FAS 123R.

(2)
$325,000 of Mr. Fields’ cash compensation was paid to Fields Management, Inc., a management company wholly-owned by Mr. Fields, during 2012 and 2011, respectively.  2011 amount includes $50,000 of compensation paid in shares of Common Stock in lieu of cash compensation.

(3)
$71,875 represents the value of 18,915 shares of Common Stock, which vested during the reporting period. The shares were originally issued in June 2010, and are valued as of the date of issuance, or $3.80 per share.

(4)
Represents the value of 60,000 shares of Common Stock issued to Fields Management, Inc. which vested during the reporting period.  The shares were originally issued in July 2009 under the terms of a Services Agreement between the Company and Fields Management, Inc., and are valued as of the date of issuance, or $1.10 per share.

(5)
These amounts include premiums paid on life insurance policies of $25,344 for each of 2012 and 2011; computer related expenses of $7,113 and $6,000 for 2012 and 2011, respectively; Company car related expenses of $18,363 and $19,920 for 2012 and 2011, respectively; medical premiums of $9,651 and $10,601 for 2012 and 2011, respectively; and reimbursement for certain accounting services of $12,000 for each of 2012 and 2011, respectively.

(6)	Mr. Colbert resigned on August 2, 2012. Mr. Edward L. Clissold now serves as the Company’s Chief Financial Officer.

Employment Arrangements

    The Company has an Employment Agreement with its Chief Executive Officer, Randall K. Fields, dated April 9, 2009, pursuant to which Mr. Fields is to be employed by the Company in the position of Sales Department Manager through June 30, 2013 for annual compensation of $50,000.  In addition, on April 9, 2009, the Company entered into a Services Agreement with Fields Management, Inc. (“FMI”), to provide certain executive management services to the Company, including designating Mr. Fields to perform the functions of President and Chief Executive Officer for the Company (“Executive”).  The Services Agreement amends and replaces the Services Agreement between FMI and the Company, dated July 1, 2005.  Randall K. Fields, FMI’s designated Executive, who currently serves as the Company’s Chairman of the Board, President and Chief Executive Officer, controls FMI. Under the terms of the Services Agreement, which continues through June 30, 2013, FMI is paid an annual base fee of $325,000, payable in equal semi-monthly installments.  In addition, FMI is entitled to the following:

●	an incentive bonus based upon the Company’s achievement of performance goals determined each year by the Compensation Committee of the Company’s Board of Directors;
●	up to $1,200 per month for reimbursement of a vehicle of Executive’s choice;
●	an annual allowance of up to $6,000 for computer equipment;
●	600,000 shares of Common Stock of the Company, subject to a pro-rata (10) ten-year vesting schedule;
●	payment of premiums for health insurance; and
●	reimbursement for certain accounting expense.

    The Company is also maintains two universal life insurance policies in the name of the Executive for $5.0 million each, with the beneficiary of one to be designated by the Executive, and the other to be designated by the Company.

Outstanding Equity Awards at Fiscal Year-End

    The following table generally sets forth the number of outstanding equity awards that have not been earned or vested or that have not been exercised for each of the Named Executive Officers as of June 30, 2012.  No other equity awards otherwise reportable in this table have been granted to any of our Named Executive Officers.

	Stock Awards
Name	Number of Securities Underlying Unexercised Options # Exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Units of Stock That Have Not Vested ($)

Randall K. Fields	-	-	-	593,487	2,344,273
David Colbert	-	-	-	45,000	45,000

(1)	Mr. Colbert resigned from his position from the Company after the end of fiscal 2012. As a result, Mr. Colbert forfeited the reported Shares.
(2)	Market value determined based on the closing price of the Company's Shares on June 29, 2012, $3.95, as reported on the NYSE American Stock Exchange.

401(k) Retirement Plan

    The Company offers an employee benefit plan under Benefit Plan Section 401(k) of the Internal Revenue Code.  The Company utilizes Fidelity Investments as its administrator and trustee of the Company’s 401(k) plan. Employees who have attained the age of 18 are immediately eligible to participate.  The Company, at its discretion, may match employee’s contributions at a percentage determined annually by the Board of Directors.  The Company does not currently match contributions.

Indemnification for Securities Act Liabilities

    Nevada law authorizes, and the Company's Bylaws and Indemnity Agreements provide for, indemnification of the Company's directors and officers against claims, liabilities and amounts paid in settlement, and expense in a variety of circumstances.  Indemnification for liabilities arising under the Act may be permitted for directors, officers and controlling persons of the Company pursuant to the foregoing or otherwise.  However, the Company has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

Compensation Committee Interlocks and Insider Participation

    No executive officers of the Company serve on the Compensation Committee (or in a like capacity) for the Company or any other entity.

Transactions with Related Persons, Partners and Control Persons

    There were no transactions between the Company’s Directors or Executive Officer and any Related Person, Partner or Control Person during the year ended June 30, 2012.

AUDIT COMMITTEE REPORT

    The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. HJ & Associates, LLC, the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s financial statements and issuing an opinion on the conformity of those audited financial statements with U.S. Generally Accepted Accounting Principles. The Audit Committee monitors the Company’s financial reporting process and reports to the Board on its findings.

    In fulfilling its oversight responsibilities, the Audit Committee hereby reports as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements with the Company’s management.

2.
The Audit Committee has discussed with HJ & Associates, LLC, its independent registered public accounting firm, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

3.
The Audit Committee has received from HJ & Associates, LLC, its independent registered public accounting firm the written disclosures regarding the independent registered public accounting firm’s independence required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with HJ & Associates, LLC the firm’s independence.

4.
Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012, for filing with the Securities and Exchange Commission.

    The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

Robert W. Allen
James Gillis

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

    The Audit Committee has selected HJ & Associates, LLC as the independent accountants of the Company for the fiscal year ending June 30, 2013. Representatives of HJ & Associates, LLC are expected to be present at the Annual Meeting or be available by telephone, and are expected to be available to respond to questions. They will also be afforded an opportunity to make a statement if they desire to do so.

    Previously, the Audit Committee of the Board of Directors of the Company appointed HJ & Associates, LLC as the independent registered public accounting firm to audit the financial statements of the Company and its subsidiaries for the fiscal years ended June 30, 2012, 2011, 2010, 2009 and 2008.

    The following table presents approximate aggregate fees and other expenses for professional services rendered by HJ & Associates, LLC for the audit of the Company’s annual financial statements for the years ended June 30, 2012 and 2011 and fees and other expenses for other services rendered during those periods.

	2012	2011

Audit Fees	$56,000	$56,000
Audit-Related Fees	-	-
Tax Fees	$14,000	15,000
All Other Fees		-
Total	$70,000	$71,000

Audit Fees

    Audit fees in 2012 and 2011 relate to services rendered in connection with the audit of the Company’s consolidated financial statements.

Tax Fees

    Tax fees in 2012 and 2011 include fees for services with respect to tax compliance, tax advice and tax planning.

Audit Committee Pre-Approval Policies

    The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit and permissible non-audit services provided by HJ & Associates, LLC in fiscal 2012 and 2011. Such procedures govern the ways in which the Audit Committee pre-approves audit and various categories of non-audit services that the auditor provides to the Company.  Services which have not received pre-approval must receive specific approval of the Audit Committee. The Audit Committee is to be informed of each such engagement in a timely manner, and such procedures do not include delegation of the Audit Committee’s responsibilities to management.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

    There have been no changes in or disagreements with accountants on accounting and financial disclosure.

OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
 AND RELATED STOCKHOLDER MATTERS

    The following table sets forth information regarding shares of our Series A Preferred and Series B Preferred beneficially owned as of January 22, 2013 by:

(i)	each of our officers and directors;
(ii)	all officers and directors as a group; and
(iii)
each person known by us to beneficially own five percent or more of the outstanding shares of our Preferred Stock.  Percent ownership is calculated based on 674,005 shares of our Series A Preferred and 411,927 shares of our Series B Preferred outstanding at January 22, 2013.

Name	Series A Convertible Preferred Stock		% Ownership of Class	Series B Convertible Preferred Stock		% Ownership of Class
Hillson Partners LP	71,065		10.54%	-		N/A
Robert F. Taglich	42,696		6.33%	-		N/A
Michael N. Taglich	40,827	(1)	6.06%	-		N/A
E H Arnold	35,594		5.28%	-		N/A
Neal Goldman	35,528		5.27%	-		N/A
Robert W. Allen	35,519		5.27%	52,301		12.70%
Riverview Financial Corp.	7,102		1.05%	359,626		87.30%
Randall K. Fields	7,102		1.05%	359,626	(5)	87.30%
 *Less than 1%

(1)	Includes 5,233 shares of Series A Preferred held by Mr. Taglich’s minor children.
(2)	Includes 17,760 shares of Series A Preferred held by Susan M. Allen, Mr. Allen’s spouse.
(3)	Includes 7,102 shares of Series A Preferred held in the name Randall K. Fields, Mr. Fields is the beneficial owner of Riverview Financial Corp.
(4)	Includes 10,000 shares of Series B Preferred held in the name Julie Fields, Mr. Fields spouse.
(5)
Includes 349,626 shares of Series B Preferred held in the name of Riverview Financial Corp. and 10,000 shares of Series B Preferred in the name of Julie Fields. Mr. Fields is the beneficial owner of Riverview Financial Corp. and spouse of Mrs. Fields.

    The following table sets forth information regarding shares of our Common Stock beneficially owned as of January 22, 2013 by:  (1) each of our officers and directors, (2) all officers and directors as a group and (3) each person known by us to beneficially own five percent or more of the outstanding shares of our Common Stock.

Name (1)	Common Stock		Common Stock Options Exercisable Within 60 Days	Common Stock Warrants Exercisable Within 60 Days	Total Stock and Stock Based Holdings (2)	% Ownership of Class
Randall K. Fields (3)	5,716,875	(4)(5)	-	-	5,716,875	42.54%
Edward L. Clissold (3)	5,202		4,000		9,202	*
Robert Hermanns (3)	57,463		-	-	57,463	*
James R. Gillis (3)	107,197		-	-	107,197	*
Robert W. Allen (3)	550,625	(6)	-	-	550,625	4.31%
William S. Kies, Jr (3)	5,432		-	-	5,432	*
Austin F. Noll, Jr (3)	833		-	-	833	*
Richard Juliano	833		-	-	833	*
Goldman Capital Management	1,273,007		-	-	1,273,007	10.17%
Directors and Officers, as a group (9 persons)	6,444,460		4,000	-	6,448,460	51.52%

(1)	Mr. Ronald C. Hodge is not included in this table, as Mr. Hodge was appointed to the Board on February 1, 2013 and does not beneficially own any shares of Common Stock.
(2)
For purposes of this table “beneficial ownership” is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any shares that such person or group has the right to acquire within 60 days after January 22, 2013. For purposes of computing the percentage of outstanding common shares held by each person or group of persons named above, any shares that such person or group has the right to acquire within 60 days after January 22, 2013, are deemed outstanding but are not deemed to be outstanding for purposes of computing the percentage ownership of any other person or group.  As of January 22, 2013, there were 12,515,776 shares of our Common Stock issued and outstanding.  There were also outstanding options and warrants entitling the holders to purchase 4,000 shares of our Common Stock owned by officers and/or directors of the Company.

(3)	Officers and directors of the Company.
(4)
Includes 166,860 shares of Common Stock held in the name of Fields Management, Inc., of which Mr. Fields is the beneficial owner, 651,152 shares of Common Stock held in the name of Riverview Financial Corp., of which Mr. Fields is the beneficial owner, and 30,667 held by Mr. Fields’ spouse, Julie Fields.

(5)
Includes 23,673 shares issuable upon conversion of 7,102 shares of Series A Preferred held by Mr. Fields, 874,065 shares issuable upon conversion of 349,626 shares of Series B Preferred held by Riverview Financial Corp., of which Mr. Fields is the beneficial owner, and 25,000 shares issuable upon conversion of 10,000 shares of Series B Convertible Preferred held Mr. Fields’ spouse, Julie Fields.

(6)
Includes 46,243 shares of Common Stock held in trust, in which Mr. Allen is the trustee.  Includes 59,198 and 59,200 shares issuable upon conversion of 17,759 and 17,760 shares of Series A Preferred for Mr. and Mrs. Allen, respectively. Includes 130,753 shares issuable upon conversion of 52,301 shares of Series B Preferred held by Mr. Allen.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership of the Company’s securities with the Securities and Exchange Commission on Forms 3 (Initial Statement of Beneficial Ownership), 4 (Statement of Changes of Beneficial Ownership of Securities) and 5 (Annual Statement of Beneficial Ownership of Securities).  Directors, executive officers and beneficial owners of more than 10% of the Company’s Common Stock are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms that they file.

    To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended June 30, 2012, each of our directors failed to report the issuance of shares to them in consideration for the payment of director fees owed to them during such fiscal year and had one or more late filings related to the acquisition and/or disposition of securities.

ADDITIONAL INFORMATION

Deadline for Receipt of Stockholder Proposals

    Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholder proposals to be presented at our 2013 Annual Meeting and included in our Proxy Statement and form of proxy relating to that Annual Meeting must be received by us at our principal executive offices at 299 South Main Street, Suite 2370, Salt Lake City, Utah 84111, addressed to our Corporate Secretary, no later than ________ __, 2014. These proposals must comply with applicable Nevada law, the rules and regulations promulgated by the Securities and Exchange Commission and the procedures set forth in our Bylaws.

    Stockholders who intend to present a proposal at such Annual Meeting without inclusion of such proposal in our proxy materials pursuant to Rule 14a-8 under the Exchange Act are required to provide advanced notice of such proposal to us at the aforementioned address no later than ________ __, 2014.

    We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and all other applicable requirements.

Stockholder Communications with the Board of Directors

    Our Board of Directors provides stockholders with the ability to send communications to the Board of Directors, and stockholders may do so at their convenience. In particular, stockholders may send their communications to: Board of Directors, c/o Corporate Secretary, Park City Group, Inc., 299 South Main Street, Suite 2370, Salt Lake City, Utah 84111. All communications received by the Corporate Secretary are relayed to the Board of Directors of the Company. Members of the Board of Directors are not required to attend the Annual Stockholders Meeting.

Other Matters

    At the date of this Proxy Statement, the Company knows of no other matters, other than those described above, that will be presented for consideration at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the proxy holders will vote all proxies using their best judgment in the interest of the Company and the stockholders.

    The Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012 is being mailed to all stockholders of record as of the Record Date concurrently with the mailing of this Proxy Statement. The Annual Report on Form 10-K, which includes audited financial statements, does not form any part of the material for the solicitation of proxies.

    The Board of Directors invites you to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, please sign, date and return the enclosed proxy card promptly in the enclosed envelope, so that your shares will be represented at the Annual Meeting.

    PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By order of the Board of Directors,

Randall K. Fields
Chief Executive Officer, Chairman and Director

PARK CITY GROUP, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF PARK CITY GROUP, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS

    The undersigned revokes all previous proxies and constitutes and appoints Randall K. Fields and Edward Clissold, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Common Stock, Series A Convertible Preferred Stock, and Series B Convertible Preferred Stock of Park City Group, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at  299 South Main Street, Suite 2370, Salt Lake City, Utah 84111, at 9:00 a.m., local time, on March 18, 2013, and at any adjournment(s) or postponement(s) thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting (receipt of which is hereby acknowledged).

    This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal Nos. 1, 2, 3, 4, 5 and 7, and “EVERY THREE YEARS” for Proposal No. 6, which have been proposed by our Board of Directors, and in his or her discretion, upon other matters as may properly come before the Annual Meeting.

(continued and to be signed on reverse side)

Please Detach and Mail in the Envelope Provided

☒ Please mark your votes as indicated in this example.

1.	ELECTION OF DIRECTORS.
				FOR	WITHHELD

				☐	☐
Nominees:
VOTE FOR all the nominees listed; except vote withheld from the following nominee(s) (if any):
		01	Randall K. Fields
		02	Robert P. Hermanns
		03	Robert W. Allen
		04	William S. Kies, Jr.
		05	James R. Gillis
		06	Richard Juliano
		07	Austin F. Noll, Jr.
		08	Ronald C. Hodge

				FOR	AGAINST	ABSTAIN
2.	APPROVAL OF AN AMENDMENT TO AND RESTATEMENT OF THE COMPANY’S 2011 STOCK INCENTIVE PLAN			☐	☐	☐

				FOR	AGAINST	ABSTAIN
3.	APPROVAL OF AN AMENDMENT TO AND RESTATEMENT OF THE COMPANY’S 2011 EMPLOYEE STOCK PURCHASE PLAN			☐	☐	☐

				FOR	AGAINST	ABSTAIN
4.	APPROVAL OF A PROPOSAL TO AUTHORIZE THE ISSUANCE OF SHARES OF THE COMPANY’S COMMON STOCK TO CERTAIN ELIGIBLE DIRECTORS AND OFFICERS IN A PRIVATE PLACEMENT TRANSACTION OR TRANSACTIONS			☐	☐	☐

				FOR	AGAINST	ABSTAIN
5.	AN ADVISORY VOTE REGARDING THE APPROVAL OF COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS			☐	☐	☐

			EVERY YEAR	EVERY TWO YEARS	EVERY THREE YEARS	ABSTAIN
6.	AN ADVISORY VOTE REGARDING THE FREQUENCY OF STOCKHOLDER APPROVAL OF COMPENSATION TO OUR NAMED EXECUTIVE OFFICERS.		☐	☐	☐	☐

				FOR	AGAINST	ABSTAIN
2. 67.	RATIFYING THE APPOINTMENT OF HJ & ASSOCIATES, LLC AS PARK CITY GROUP’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2013			☐	☐	☐

IN HIS OR HER DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

☐	I WILL ATTEND THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Signature of Stockholder ___________________ Signature of Stockholder ____________________ IF HELD JOINTLY
Dated: ____________________________________

    Note:     This proxy must be signed exactly as the name appears hereon. When shares are held by joint tenants, both should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

APPENDIX A

APPENDIX A

PARK CITY GROUP, INC.
SECOND AMENDED AND RESTATED 2011 EMPLOYEE STOCK PURCHASE PLAN
(Effective as of March 19, 2013)

    This Second Amended and Restated 2011 Employee Stock Purchase Plan (“Plan”) provides employees of Park City Group, Inc. (the “Company”) with an opportunity to acquire and expand their equity interest in the Company through the purchase of the Company’s Common Stock, $0.01 par value per share (“Common Stock”). The objective of the Plan is to align the interests of the Company’s employees with the interests of the Company and its shareholders, and to develop an incentive for employees, through their efforts on behalf of the Company, to increase shareholder value.

Background

    The Company adopted the 2011 Employee Stock Purchase Plan (the “Original Plan”), effective as of May 1, 2011.  The Company’s Board of Directors amended and restated the Original Plan, effective August 1, 2011 to increase the number of authorized shares of Common Stock available for issuance from 50,000 to 150,000.  The Plan, as amended and restated herein, increases the number of authorized shares of Common Stock available for issuance under the Plan from 150,000 to 200,000, effective upon shareholder approval of the Plan (the “Effective Date”).

Summary of Plan

    Under the terms of the Plan, every full- and part-time employee of the Company electing to participate in the Plan (“Participating Employee”) shall have the ability to purchase shares of Common Stock at a discount to the fair market value of the Company’s Common Stock, as quoted on the NYSE’s AMEX (“FMV”), through monthly payroll deductions, or otherwise as determined by a committee established by the Committee.  In the discretion of the Committee, the Plan may also provide for the issuance of Common Stock in lieu of cash compensation (“Payroll Replacement”).

    Through an after‐tax payroll deduction, the Company shall withhold, and deduct from the bi-weekly paycheck of each Participating Employee, the amount determined by such Participating Employee, which amount shall not exceed fifteen percent (15%) of the gross amount due and owing such Participating Employee in such pay period (“Withheld Amount”).  The Withheld Amount shall be directed towards the purchase of Common Stock at a fifteen percent (15%) discount to FMV, as more particularly set forth below.  In the case of Payroll Replacement, the Withheld Amount shall similarly be directed towards the purchase of Common Stock; provided, however, the Committee shall determine the Withheld Amount, with the consent of the Participating Employee.

Number of Shares Available for Issuance Under the Plan

    The total number of shares of Common Stock that may be issued under the terms of the Plan is 200,000; provided, however, this Plan may be amended by the Board of Directors to increase the number of shares of Common Stock available for issuance under the Plan.

Program Terms

    The effective date of the Plan shall be the Effective Date, as set forth above. The first payroll deduction shall occur for the pay period ending after the Effective Date and shall terminate on the earlier of the date that no shares of Common Stock are available for issuance under the Plan, or ten years from the Effective Date (the “Term”).

    Each period for which this Plan shall be in effect during the Term shall be January 1 to June 30, and July 1 to December 31 (each, an “Offering Period”).

A-1

    The Company shall deduct the Withheld Amount during each Offering Period.  At the end of the Offering Period (the “Issue Date”), the Company shall issue shares of Common Stock in an amount equal to the total Withheld Amount divided by the lower of (i) the FMV on the first day of the Offering Period less 15%, or (ii) the last day of the Offering Period less 15% (in either case, the “Discount Value”). The Company shall retain all Withheld Amounts until the Issue Date.

Payroll Deductions

    The Withheld Amounts shall accumulate during the Offering Period, and shall be a percentage between three percent (3%) of gross salary and fifteen percent (15%) of the gross salary due and owing such Participating Employee in such pay period (the “Applicable Deduction”).  The Applicable Deduction may be modified by the Participating Employee effective the following dates: July 1 and January 1.  Participating Employees may not modify the Applicable Deduction during the Offering Period.  The Participating Employee shall complete a withholding form indicating the Applicable Deduction throughout the Offering Period.  The Applicable Deduction shall continue until changed by the Participating Employee.  In the event the Participating Employee terminates employment, all Withheld Amounts not otherwise applied to purchase shares of Common Stock under the Plan shall be refunded, without interest.

Taxes

    The Plan is a non‐qualified plan for Federal income tax purposes. Withheld Amounts during the Offering Period shall be considered “after‐tax” deductions.  At the end of the applicable Offering Period, the Value Discount shall be added to the Participating Employee’s taxable compensation. Each year-end Form W‐2 distributed to each Participating Employee shall include the Value Discount in gross income as well as the withholding taken on the Value Discount.

Legal Statement

    The Company reserves the right to modify the Plan at any time.

Current Plan Participants

    Employees currently participating in a stock purchase or payroll deduction plan of the Company (“Existing Plan”) shall automatically be enrolled in the Plan according to the Applicable Deduction previously on file with the Company.  Salary shown on each Participating Employee’s payroll checks shall return to pre‐pay reduction levels and the after‐tax deduction will be shown for the Withheld Amount.  Participating Employees may elect to increase the Applicable Deduction at any time.

New Participants

    Upon the Effective Date, the Withheld Amount to be deducted from the cash compensation paid to Participating Employees not currently participating in an Existing Plan shall equal three percent (3%), which amount shall constitute Payroll Replacement for purposes of the Plan; provided, however, Participating Employees may elect to increase the Applicable Deduction at any time.

Company Website

    Stock purchase amounts and Withheld Amounts are available for review on the Company’s HR web site located at https://hr.parkcitygroup.com/Default.aspx.

    Adopted by the Board of Directors effective January 19, 2013.

A-2

APPENDIX B

APPENDIX B

PARK CITY GROUP, INC.
SECOND AMENDED AND RESTATED 2011 STOCK INCENTIVE PLAN
(Effective as of March 19, 2013)

    1.  Purpose of Plan. The purpose of the Park City Group, Inc. Second Amended and Restated 2011 Stock Incentive Plan (the "Plan") is to advance the interests of Park City Group, Inc. (the "Company") and its stockholders by enabling the Company and its Subsidiaries to attract and retain persons of ability to perform services for the Company and its Subsidiaries by providing an incentive to such individuals through equity participation in the Company and by rewarding such individuals who contribute to the achievement by the Company of its operational and financial objectives.

    Pursuant to the Plan, the Company may grant (i) "incentive stock options," within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) stock options that do not qualify as incentive stock options ("Non-Qualified Stock Options"). No option granted under the Plan shall be treated as an incentive stock option unless the stock option agreement, which evidences the grant, refers to such option as an incentive stock option and such option satisfies the requirements of Section 422 of the Code. Pursuant to the Plan, the Company may also grant Restricted Stock Awards.

    As used herein, the term "parent" or "subsidiary" shall mean any present or future corporation which is or would be a "parent corporation" or "subsidiary corporation" of the Company as the term is defined in Section 424 of the Code (determined as if the Company were the employer corporation).

    2.  Background.    The Company adopted the 2011 Stock Incentive Plan (the “Original Plan”), effective as of May 1, 2011.  The Company’s Board of Directors amended and restated the Original Plan, effective August 1, 2012 to increase the number of authorized shares of Common Stock available for issuance from 200,000 to 350,000. The Plan, as amended and restated herein, increases the number of authorized shares of Common Stock available for issuance under the Plan from 350,000 to 550,000, effective upon shareholder approval of the Plan (the “Effective Date”).

    3.  Definitions. The following terms will have the meanings set forth below, unless the context clearly otherwise requires:

    3.1.  "Board" means the Board of Directors of the Company.

    3.2.  "Broker Exercise Notice " means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and /or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver stock certificates to be issued upon such exercise directly to such broker or dealer.

    3.3.  "Change in Control" means an event described in Section 11.1 of the Plan.

    3.4.  "Code" means the Internal Revenue Code of 1986, as amended.

    3.5.  "Committee" means the group of individuals administering the Plan, as provided in Section 4 of the Plan.

    3.6.  "Common Stock" means the common stock of the Company; par value $0.01 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 5.3 of the Plan.

    3.7.  "Disability" means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22 (e)(3) of the Code.

    3.8. "Eligible Recipients" means all employees (including, without limitation, officers and directors who are also employees) of the Company or any Subsidiary, any non-employee director, consultants and independent contractors of the Company or any Subsidiary and any joint venture partners (including without limitation, officers, directors and partners thereof) of the Company or any Subsidiary.

    3.9. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    3.10. "Fair Market Value" means, with respect to the Common Stock, as of any date (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote), the closing market price per share of the Common Stock as reported on that date.

    3.11. "Incentive Award" means an Option or Restricted Stock Award granted to an Eligible Recipient pursuant to the Plan.

    3.12. "Incentive Stock Option" means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 7 of the Plan that qualifies as an "incentive stock option" within the meaning of Section 422 of the Code.

    3.13. "Non-Employee Director" means any member of the Board of Directors of the Company who is not an employee of the Company or any Subsidiary.

    3.14. "Non-Statutory Stock Option " means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 7 of the Plan that does not qualify as an Incentive Stock Option.

    3.15. "Option" means an Incentive Stock Option or a Non-Statutory Stock Option.

    3.16. "Participant" means an Eligible Recipient who receives one or more Incentive Awards under the Plan.

    3.17. "Previously Acquired Shares" means shares of Common Stock that are already owned by the Participant or, with respect to any Incentive Award, that are to be issued upon the grant, exercise or vesting of such Incentive Award.

    3.18. "Restricted Stock Award" means an award of Common Stock granted to an Eligible Recipient pursuant to Section 8 of the Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 8.

    3.19. "Retirement" means termination of employment or service pursuant to and in accordance with the regular (or, if approved by the Board for purposes of the Plan, early) retirement/pension plan or practice of the Company or Subsidiary then covering the Participant, provided that if the Participant is not covered by any such plan or practice, the Participant will be deemed to be covered by the Company plan or practice for purposes of this determination.

    3.20. "Securities Act" means the Securities Act of 1933, as amended.

    3.22. "Subsidiary" means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee.

    3.23. "Tax Date" means the date any withholding tax obligation arises under the Code for a Participant with respect to an Incentive Award.

    4.   Plan Administration.

    4.1. The Committee. The Plan shall be administered by the Committee as appointed from time to time by the Board of Directors of the Company, which may be the Compensation Committee of the Board of Directors. Except as otherwise specifically provided herein, no person, other than members of the Committee, shall have any discretion as to decisions regarding the Plan. The Company may engage a third party to administer routine matters under the Plan, such as establishing and maintaining accounts for Plan participants and facilitating transactions by participants pursuant to the Plan.

    In administering the Plan, the Committee may adopt rules and regulations for carrying out the Plan. The interpretations and decisions made by the Committee with regard to any question arising under the Plan shall be final and conclusive on all persons participating or eligible to participate in the Plan.

    4.2. Authority of the Committee.

(a)  In accordance with and subject to the provisions of the Plan, the Committee will have the authority to determine all provisions of Incentive Awards as the Committee may deem necessary or desirable and as consistent with the terms of the Plan, including, without limitation, the following:

(i)   the Eligible Recipients to be selected as Participants;

(ii)  the nature and extent of the Incentive Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Incentive Award, any exercise price, the manner in which Incentive Awards will vest or become exercisable and whether Incentive Awards will be granted in tandem with other Incentive Awards) and the form of written agreement, if any, evidencing such Incentive Award;

(iii) the time or times when Incentive Awards will be granted;

(iv) the duration of each Incentive Award; and (v) the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject. In addition, the Committee will have the authority under the Plan in its sole discretion to pay the economic value of any Incentive Award in the form of cash, Common Stock or any combination of both.

(b)  The Committee will have the authority under the Plan to amend or modify the terms of any outstanding Incentive Award in any manner, including, without limitation, the authority to modify the number of shares or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award, accept the surrender of any outstanding Incentive Award or, to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards; provided, however that the amended or modified terms are permitted by the Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification. No amendment· or modification to an Incentive Award, however, whether pursuant to this Section 4.2 or any other provisions of the Plan, will be deemed to be a regrant of such Incentive Award for purposes of this Plan.

(c) In the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin-off) or any other change in corporate structure or shares, (ii) any purchase, acquisition, sale or disposition of a significant amount of assets or a significant business, (iii) any change in accounting principles or practices, or (iv) any other similar change, in each case with respect the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive Award, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected Participant, amend or modify the vesting criteria of any outstanding Incentive Award that is based in whole or in part on the financial performance of the Company (or any Subsidiary or division thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation)following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Plan as then in effect.

    5. Shares Available for Issuance.

    5.1. Maximum Number of Shares Available. Subject to adjustment as provided in Section 5.3 of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 550,000 shares.

    5.2. Accounting for Incentive Awards. Shares of Common Stock that are issued under the Plan or that are subject to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. Any shares of Common Stock that are subject to an Incentive Award that lapses, expires, is forfeited or for any reason is terminated unexercised or unvested and any shares of Common Stock that are subject to an Incentive Award that is settled or paid in cash or any form other than shares of Common Stock will automatically again become available for issuance under the Plan. Any shares of Common Stock that constitute the forfeited portion of a Restricted Stock Award, however, will not become available for further issuance under the Plan.

    5.3. Adjustments to Shares and Incentive Awards.

(a)           The Committee may amend the Plan in order to increase the number of shares of Common Stock available for issuance subject to approval by the Company’s Board of Directors.

(b)           In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities available for issuance under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, the number, kind and, where applicable, exercise price of securities subject to outstanding Incentive Awards.

    6. Participation. Participants in the Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of economic objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Incentive Awards, singly or in combination or in tandem with other Incentive Awards, as may be determined by the Committee in its sole discretion. Incentive Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the date of any related agreement with the Participant.

    7. Options.

    7.1. Grant. An Eligible Recipient may be granted one or more Options under the Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option.

    7.2. Exercise Price. The per share price to be paid by a Participant upon exercise of an Option will be determined by the Committee in its discretion at the time of the Option grant, provided that (a) such price will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant with respect to an Incentive Stock Option (110% of the Fair Market Value if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company), and (b) such price will not be less than 85% of the Fair Market Value of one share of Common Stock on the date of grant with respect to a Non-Statutory Stock Option.

    7.3. Exercisability and Duration. An Option will become exercisable at such times and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Option may be exercisable after 10 years from its date of grant.

    7.4. Payment of Exercise Price. The purchase price of the shares to be purchased upon exercise of an Option will be payable to the Company in United States dollars in cash or by check or, such other legal consideration as may be approved by the Committee in its discretion. The Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by tender of a Broker Exercise Notice, Previously Acquired Shares or by a combination of such methods. The Committee, in its discretion, may permit a particular Optionee to pay all or a portion of the Option Price, and/or the tax withholding liability with respect to the exercise of an Option either by surrendering shares of stock already owned by such Optionee or by withholding shares of Option Stock, provided that the Committee determines that the fair market value of such surrendered stock or withheld Option Stock is equal to the corresponding portion of such Option Price and/or tax withholding liability, as the case may be, to be paid for therewith. The Committee, in its sole discretion, may establish such other terms and conditions for the payment of the exercise price, as it deems appropriate.

    7.5. Manner of Exercise. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company (Attention: Chief Financial Officer) at its principal executive office in Park City, Utah and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 7.4 of the Plan.

    7.6. Aggregate Limitation of Stock Subject to Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the shares of Common Stock with respect to which incentive stock options (within the meaning of Section 422 of the Code) are exercisable for the first time by a Participant during any calendar year (under the Plan and any other incentive stock option plans of the Company or any subsidiary or parent corporation of the Company (within the meaning of the Code) exceeds $100,000 (or such other amount as may be prescribed by the Code from time to time), such excess Options will be treated as Non-Statutory Stock Options. The determination will be made by taking Incentive Stock Options into account in the order in which they were granted. If such excess only applies to a portion of an Incentive Stock Option, the Committee, in its discretion, will designate which shares will be treated as shares to be acquired upon exercise of an Incentive Stock Option.

    8. Restricted Stock Awards.

    8.1. Grant. An Eligible Recipient may be granted one or more Restricted Stock Awards under the Plan, and such Restricted Stock Awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Restricted Stock Awards as it deems appropriate, including, without limitation, that the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period or that the Participant or the Company (or any Subsidiary or division thereof) satisfy certain performance goals or criteria.

    8.2. Rights as a Stockholder; Transferability. Except as provided in Sections 8.1, 8.3 and 12.3 of the Plan, a Participant will have all voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Participant as a Restricted Stock Award under this Section 8 upon the Participant becoming the holder of record of such shares as if such Participant were a holder of record of shares of unrestricted Common Stock.

    8.3. Dividends and Distributions. Unless the Committee determines otherwise in its sole discretion (either in the agreement evidencing the Restricted Stock Award at the time of grant or at any time after the grant of the Restricted Stock Award), any dividends or distributions paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate. In the event the Committee determines not to pay such dividends or distributions currently, the Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions. In addition, the Committee in its sole discretion may require such dividends and distributions to be reinvested (and in such case the Participants consent to such reinvestment) in shares of Common Stock that will be subject to the same restrictions as the shares to which such dividends or distributions relate.

    8.4. Enforcement of Restrictions. To enforce the restrictions referred to in this Section 8, the Committee may place a legend on the stock certificates referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book-entry stock account with the Company's transfer agent.

    9. Effect of Termination of Employment or Other Service.

    9.1. Termination Due to Death, Disability or Retirement. In the event a Participant's employment or other service with the Company and all Subsidiaries is terminated by reason of death, Disability or Retirement:

(a) All outstanding Options then held by the Participant will remain exercisable to the extent exercisable as of such termination following such termination until the expiration date of such Option;

(b) All Restricted Stock Awards then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Restricted Stock Award.

    9.2.           Termination for Reasons Other than Death, Disability or Retirement.

(a) In the event a Participant's employment or other service is terminated with the Company and all Subsidiaries for any reason other than death, Disability or Retirement, or a Participant is in the employ or service of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Participant continues in the employ or service of the Company or another Subsidiary), all rights of the Participant under the Plan and any agreements evidencing an Incentive Award will immediately terminate without notice of any kind, and no Options then held by the Participant will thereafter be exercisable, and all Restricted Stock Awards then held by the Participant that have not vested will be terminated and forfeited; provided, however, that if such termination is due to any reason other than termination by the Company or any Subsidiary for "cause," all outstanding Options then held by such Participant will remain exercisable to the extent exercisable as of such termination for a period of one month after such termination (but in no event after the expiration date of any such Option).

(b) For purposes of this Section 9.2, "cause" (as determined by the Committee) will be as defined in any employment or other agreement or policy applicable to the Participant or, if no such agreement or policy exists, will mean (i) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary, (ii) any unlawful or criminal activity of a serious nature, (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant's overall duties, or (iv) any material breach of any employment, service, confidentiality or non-compete agreement entered into with the Company or any Subsidiary.

    9.3. Modification of Rights Upon Termination. Notwithstanding the other provisions of this Section 9, upon a Participant's termination of employment or other service with the Company and all Subsidiaries, the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), cause Options (or any part thereof) then held by such Participant to become or continue to become exercisable and/or remain exercisable following such termination of employment or service and Restricted Stock Awards held by such Participant to vest and/or continue to vest or become free of transfer restrictions, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that no Option may remain exercisable beyond its expiration date.

    9.4. Breach of Confidentiality or Non-Compete Agreements. Notwithstanding anything in this Plan to the contrary, in the event that a Participant materially breaches the terms of any confidentiality or non-compete agreement entered into with the Company or any Subsidiary or takes any other action that the Committee, in its sole discretion, deems to be adverse to the interests of the Company or any Subsidiary (an "Adverse Action"), whether such Adverse Action occurs before or after termination of such Participant's employment or other service with the Company or any Subsidiary, the Committee in its sole discretion may immediately terminate all rights of the Participant under the Plan and any agreements evidencing an Incentive Award then held by the Participant without notice of any kind. In addition, to the extent that a Participant takes such Adverse Action during the period beginning 6 months prior to, and ending 6 months following, the date of such employment or service termination, the Committee in its sole discretion will have the authority (by so providing in the agreement evidencing such Incentive Award at the time of grant) to rescind(i) any grant of an Incentive Award made to such Participant during such period and (ii) any exercise of an Option of the Participant that was exercised during such period, and to require the Participant to pay to the Company, within 10 days of receipt from the Company of notice of such rescission, the amount of any gain realized from such rescinded grant or exercise. Such payment will be made in cash (including check, bank draft or money order) or, with the Committee's consent, shares of Common Stock with a Fair Market Value on the date of payment equal to the amount of such payment. The Company will be entitled to withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or Subsidiary) or make other arrangements for the collection of all amounts necessary to satisfy such payment obligation.

    9.5. Date of Termination of Employment or Other Service. Unless the Committee otherwise determines in its sole discretion, a Participant's employment or other service will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the Participant provides employment or other service, as determined by the Committee in its sole discretion based upon such records.

    10. Payment of Withholding Taxes.

    10.1. General Rules. The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state and local withholding and employment-related tax requirements attributable to an Incentive Award, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive Award.

    10.2. Special Rules. The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation described in Section 10.1 of the Plan by electing to tender Previously Acquired Shares or a Broker Exercise Notice, or by a combination of such methods.

    11. Change in Control.

    11.1. Change in Control. For purposes of this Section 11.1, a "Change in Control" of the Company will mean (a) the sale, lease, exchange or other transfer of substantially all of the assets of the Company (in one transaction or in a series of related transaction) to a person or entity that is not controlled, directly or indirectly, by the Company, (b) a merger or consolidation to which the Company is a party if the stockholders of the Company immediately prior to effective date of such merger or consolidation do not have "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) immediately following the effective date of such merger or consolidation of more than 80% of the combined voting power of the surviving corporation's outstanding securities ordinarily having the right to vote at elections of directors, or (c) a change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15( d) of the Exchange Act, whether or not the Company is then subject to such reporting requirements, including, without limitation, such time as (i) any person becomes, after the effective date of the Plan, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 40% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors, or (ii) individuals who constitute the Board on the effective date of the Plan cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors comprising the Board on the effective date of the Plan will, for purposes of this clause (ii), be considered as though such persons were a member of the Board on the effective date of the Plan.

    11.2. Acceleration of Vesting. Without limiting the authority of the Committee under Section 4.2 of the Plan, if a Change in Control of the Company occurs, then, if approved by the Committee in its sole discretion either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award, (a) all Options may become immediately exercisable in full and may remain exercisable for the remainder of their terms, regardless of whether the Participants to whom such Options have been granted remain in the employ or service of the Company or any Subsidiary; and (b) all outstanding Restricted Stock Awards may become immediately fully vested in the manner determined by the Committee and/or set forth in the agreement evidencing such.

    11.3. Cash Payment for Options. If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award, and without the consent of any Participant effected thereby, may determine that some or all Participants holding outstanding Options will receive, with respect to and in lieu of some or all of the shares of Common Stock subject to such Options, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such Options.

    11.4. Limitation on Change in Control Payments. Notwithstanding anything in Section 11.2 or 11.3 of the Plan to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Incentive Award as provided in Section 11.2 or the payment of cash in exchange for all or part of an Incentive Award as provided in Section 11.3 (which acceleration or payment could be deemed a "payment" within the meaning of Section 280G(b)(2) of the Code), together with any other payments which such Participant has the right to receive from the Company or any corporation that is a member of an "affiliated group" (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Code), then the payments to such Participant pursuant to Section 11.2 or 11.3 will be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that if such Participant is subject to a separate agreement with the Company or a Subsidiary which specifically provides that payments attributable to one or more forms of employee stock incentives or to payments made in lieu of employee stock incentives will not reduce any other payments under such agreement, even if it would constitute an excess parachute payment, then the limitations of this Section 11.4 will, to that extent, not apply.

    12. Rights of Eligible Recipients and Participants: Transferability.

    12.1. Employment or Service. Nothing in the Plan will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Company or any Subsidiary.

    12.2. Rights as a Stockholder. As a holder of Incentive Awards (other than Restricted Stock Awards), a Participant will have no rights as a stockholder unless and until such Incentive Awards are exercised for, or paid in the form of, shares of Common Stock and the Participant becomes the holder of record of such shares. Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions with respect to such Incentive Awards as to which there is a record date preceding the date the Participant becomes the holder of record of such shares, except as the Committee may determine in its discretion.

    12.3. Restrictions on Transfer. Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by the Committee or the Plan, no right or interest of any Participant in an Incentive Award prior to the exercise or vesting of such Incentive Award will be assignable or transferable, or subjected to any lien; during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly by operation of law or otherwise. A Participant will, however, be entitled to designate a beneficiary to receive an Incentive Award upon such Participant's death, and in the event of a Participant's death, payment of any amounts due under the Plan will be made to, and exercise of any Options may be made by, the Participant's legal representatives, heirs and legatees.

    12.4. Non-Exclusivity of the Plan. Nothing contained in the Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

    12.5. Securities Law and Other Restrictions. Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable state securities laws or an exemption from such registration under the Securities Act and applicable state securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

    13. Plan Amendment, Modification and Termination. The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Incentive Awards under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that (a) the Board will not have the authority to amend the eligibility requirements for Options granted pursuant to Section 7.7 of the Plan, or to modify the number of shares, exercise price, exercisability, duration, manner of payment or other terms with respect to such Options, more than once every six months, other than to comply with changes in the Code, the Employee Retirement Income Security Act or the rules promulgated thereunder; and (b) no amendments to the Plan will be effective without approval of the stockholders of the Company if stockholder approval of the amendment is then required pursuant to Rule 16b-3 under the Exchange Act, Section 422 of the Code or the rules of the New York Stock Exchange. No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 5.3 and 11 of the Plan.

    14. Effective Date and Duration of the Plan. The Plan is effective as of the Effective Date, as set forth above. The Plan will terminate at midnight on the ten (10) year anniversary of the Effective Date, and may be terminated prior to such time to by Board action, and no Incentive Award will be granted after such termination. Incentive Awards outstanding upon termination of the Plan may continue to be exercised, or become free of restrictions, in accordance with their terms.

    15. Miscellaneous.

    15.1. Governing Law. The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Utah.

    15.2. Successors and Assigns. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

    Adopted by the Board of Directors on January 19, 2013.